UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                     ______________________

                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

                     ______________________


Date of report (Date of earliest event reported):
              March 30, 2000

                     ______________________


                   DIGITAL INSIGHT CORPORATION
  (Exact name of Registrant as specified in its charter)

                Commission File Number:  0-27459

          Delaware                         77-0493142
(State or other jurisdiction of         (I.R.S. Employer
incorporation or organization)        Identification No.)


26025 Mureau Road, Calabasas, California 91302

(Address of principal executive offices, including zip code)

                    (818) 871-0000
  (Registrant's telephone number, including area code)


______________________________________________________
(Former Name or Former Address, if Changed Since Last
Report)

ITEM 5.   OTHER EVENTS.

     On March 31, 2000, Digital Insight announced that it had entered into a definitive agreement to acquire AnyTime
Access, Inc. The transaction is structured as a stock-for-stock exchange, in which a subsidiary of Digital Insight will merge with and into AnyTime Access, and AnyTime Access will become a wholly-owned subsidiary of Digital Insight.
A copy of the Agreement and Plan of Merger, dated as of March 30, 2000, for the AnyTime Access transaction is included in this Current Report on Form 8-K as
Exhibit 2.1. Consummation of the transaction is subject to the satisfaction of certain conditions enumerated in the Agreement and Plan of Merger, including approval by the shareholders of AnyTime Access.

  On April 10, 2000, Digital Insight announced that it had entered into a definitive agreement to acquire 1View Network Corporation. Digital Insight will pay a combination of Digital Insight common stock and cash as consideration for the transaction, in which a subsidiary of Digital Insight will merge with and into 1View Network and 1View Network will become a wholly-owned subsidiary of Digital Insight. A copy of the Agreement and Plan of Merger, dated as of April
8, 2000, for the 1View Network transaction is included in this Current Report on Form 8-K as Exhibit 2.2. Consummation of the transaction is subject to the satisfaction of certain conditions enumerated in the Agreement and Plan of Merger, including approval by the stockholders of 1View Network.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
           INFORMATION AND EXHIBITS

(c) Exhibits.

    2.1  Agreement and Plan of Merger, dated as of March 30,
         2000, by and among Digital Insight Corporation, ATA
         Acquisition Corp. and AnyTime Access, Inc.

    2.2  Agreement and Plan of Merger, dated as of April 8,
         2000, by and among Digital Insight Corporation,
         Calabasas Acquisition Corp. and 1View
         Network Corporation.

                           SIGNATURES

  Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 13, 2000   DIGITAL INSIGHT CORPORATION
       --------------

                           By: /s/ Kevin McDonnell
                               -------------------
                               Kevin McDonnell
                               Senior Vice President,
                               Finance & Administration,
                               Chief Financial Officer
                               and Secretary

                     INDEX TO EXHIBITS


Exhibit Number    Description

    2.1    Agreement and Plan of Merger, dated as of March
           30, 2000, by and among Digital Insight
           Corporation, ATA Acquisition Corp. and AnyTime
           Access, Inc.

    2.2    Agreement and Plan of Merger, dated as of April
           8, 2000, by and among Digital Insight
           Corporation, Calabasas Acquisition Corp. and
           1View Network Corporation.